SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                        Date of Report: November 9, 2009





                              ECOSYSTEM CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                              20-3148296
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 3.02        UNREGISTERED SALE OF EQUITY SECURITIES

Effective October 30, 2009, EcoSystem Corporation (the "Company") entered into a Unit Subscription Agreement (the "USA") with RND Company, Ltd. ("Lead Junior Investor"), Rooftop Holdings, Ltd., and Sequence Investments, Ltd. (collectively, the "Junior Investors"), pursuant to which the Junior Investors agreed to purchase 30,000 shares of the Company's Series E Preferred Stock (the "Series E Shares"), and 3,575,754 warrants to purchase additional Company common shares (the "Junior Warrants") (the Series E Shares and the Junior Warrants shall be collectively referred to herein as the "Junior Units") for $13,178,000 (the "Junior Purchase Price"), subject to certain conditions discussed below.

RELEASE SCHEDULE

The USA provides that the Junior Purchase Price shall be deposited at the closing of the USA (which occurred on November 9, 2009) into a restricted account opened in the name of the Company (the "Restricted Account") at Elco Securities, Ltd. (the "Escrow Agent"). The conditions of the release of the Junior Purchase Price to the Company from the Restricted Account are set forth in an Account Management Agreement dated October 30, 2009 (the "Junior AMA") by and between the Escrow Agent, the Junior Investors, the Company, and Viridis Capital, LLC ("Viridis"), the Company's majority shareholder (the USA and the Junior AMA shall be collectively referred to herein as the "Agreements").

The Junior AMA provides that the Junior Purchase Price shall be released to the Company after either (1) the Company shall have filed and made effective a registration statement pertaining to that portion of the Company common shares issuable upon the conversion of the Series E Shares, or (2) such Company common shares shall have become eligible for public resale pursuant to applicable SEC rules. Thereafter, the Junior Purchase Price shall be released from the Restricted Account to the Company in monthly instalments at a rate equal to the greater of (1) the scheduled monthly rate stated in Table 1 below, or (2) an amount equal to 20% of the average 30 day closing bid price for the Company's common stock (the "Market Price"), multiplied by the total number of shares of Company common stock traded during the 30 calendar days prior to each monthly release (the "Trailing Volume").

The Junior AMA also provides that Series E Shares shall be deposited at the Closing in restricted accounts at the Escrow Agent in the name of each Junior Investor. The Series E Shares shall be converted into Company common shares and released to each Junior Investor, on a pro rated basis, at a rate equal to the rate at which the Junior Purchase Price proceeds are released from the Restricted Account to the Company divided by the Fixed Price per common share stated in Table 1 below; provided, however, that if the Market Price is less than the Target Price per common share stated in Table 1 below at the time of conversion, then the amount of common shares issuable upon conversion of the Series E Shares shall be equal to the amount of Junior Purchase Price proceeds released from the Restricted Account to the Company divided by 60% of the Market Price.

JUNIOR WARRANTS

The Junior Warrants shall be exercisable for a period of three years from the Closing in the amounts and at the exercise prices set forth in Table 2 below. The Company is required to use its best efforts to file a registration of the common shares underlying the Junior Warrants within three months of the Closing.

TRANSACTION COSTS

The Company is required to pay to Catwalk Capital, LLC fees equal to 10% of the gross Junior Purchase Price and Junior Warrant exercise proceeds (collectively, the "Gross Proceeds") received from the Junior Investors, plus an additional 1.6% of the Gross Proceeds to the Lead Junior Investor (collectively, the "Fees"). All Fees shall be payable on a pro rated basis at the time that the Junior Purchase Price or Junior Warrant exercise proceeds are released to the Company. This corresponds to a total of $1,528,648 in Fees upon full payment of the Junior Purchase Price, and $1,317,215 in additional Fees upon full exercise of the Junior Warrants. After accounting for the Fees, the net Junior Purchase Price proceeds to be released to the Company are $11,649,352 (less account management fees paid to the Escrow Agent of $9,000 per year), and the net proceeds to be paid to the Company upon exercise of the Junior Warrants are $10,038,090.

RESTRICTIONS APPLICABLE TO JUNIOR INVESTORS

The Agreements provide that the Escrow Agent shall not release Company common shares to the Junior Investors upon conversion of the Series E Shares, either individually or in the aggregate, at a rate greater than 20% of the Trailing

Volume; and that no Junior Investor shall convert Series E Shares or exercise the Junior Warrants or receive shares of Company common stock to the extent that after giving effect to such conversion or exercise, any Junior Investor, together with any affiliate thereof, would beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules promulgated thereunder) in excess of 9.99% of the number of shares of common stock outstanding immediately after giving effect to such conversion or exercise.

RESTRICTIONS APPLICABLE TO MANAGEMENT

Minimum Ownership and Lock-Up

The Agreements provide that Viridis and the Company's management (collectively, "Management") shall beneficially own in the aggregate no less than 51% of the outstanding Company common stock (the "Minimum Ownership") until such time as the Junior Purchase Price has been fully released to the Company (the "Full Release Date"). Neither Viridis nor the Company's management shall sell or otherwise transfer shares of Company common stock in an amount that would cause Management to beneficially own less than 51% of the outstanding Company common stock until the Full Release Date.

Forfeiture of Management Shares

Effective July 24, 2009, the Company and Management entered into an agreement pursuant to which the parties agreed that all shares of Company stock held by Management in excess of 30% of the Company's outstanding common stock shall be surrendered to the Company on a pro rated basis for cancellation in the event that the Company shall have failed to achieve an annualized renewable fuel production rate of 500,000,000 gallons per year prior to one year after the Full Release Date (the "Performance Hurdle").

PRO FORMA SHARE STRUCTURE

The Agreements require the Company to file and make effective an amendment to its certificate of incorporation to give effect to a 1-for-1,000 reverse stock split prior to the initial release of the Junior Purchase Price proceeds. Immediately thereafter, the Company shall have no less than about 25,000,000 shares of common stock outstanding on a post-split basis prior to conversion of the Series E Shares and/or exercise of the Junior Warrants.

The following Table 3 is to provide the Company's pro forma share structure on the assumptions (1) that the 1-for-1,000 reverse stock split has been implemented, (2) that no Junior Warrants have been exercised, (3) that all shares of common stock issued upon conversion of the Series E Shares are issued at the Fixed Price (meaning that the Company's Target Prices have been achieved as stated in Table 1), and (4) that Management's ownership remains at 51% at the Full Release Date (meaning that the Performance Hurdle has been achieved):

Table 1 - Release Schedule
                    Scheduled Release of
Month              Junior Purchase Price    Series E Shares       Fixed Price      Target Price
-----------------------------------------------------------------------------------------------
1                        $      101,201                230      $       2.00      $       3.33
2                        $      101,201                230      $       2.06      $       3.43
3                        $      101,201                230      $       2.12      $       3.54
4                        $      101,201                230      $       2.19      $       3.65
5                        $      101,201                230      $       2.26      $       3.76
6                        $      101,201                230      $       2.33      $       3.89
7                        $      370,888                844      $       2.41      $       4.01
8                        $      409,414                931      $       2.49      $       4.15
9                        $      447,941              1,019      $       2.57      $       4.29
10                       $      486,468              1,107      $       2.66      $       4.44
11                       $      524,994              1,194      $       2.75      $       4.59
12                       $      563,521              1,282      $       2.85      $       4.75
13                       $      602,065              1,370      $       2.96      $       4.93
14                       $      640,591              1,457      $       3.06      $       5.10
15                       $      679,118              1,545      $       3.18      $       5.29
16                       $      717,645              1,633      $       3.29      $       5.49
17                       $      756,171              1,720      $       3.42      $       5.70
18                       $      794,698              1,808      $       3.55      $       5.92
19                       $      833,224              1,895      $       3.69      $       6.15
20                       $      871,751              1,983      $       3.83      $       6.39
21                       $      910,278              2,071      $       3.98      $       6.64
22                       $      948,804              2,158      $       4.14      $       6.91
23                       $      987,348              2,257      $       4.31      $       7.18
24                       $    1,025,875              2,346      $       4.49      $       7.48
-----------------------------------------------------------------------------------------------
Total                    $    13,178,000             30,000

Table 2 - Junior Warrant Exercise Price Schedule
Junior Warrant                    Amount     Exercise Price          Proceeds
-----------------------------------------------------------------------------
Warrant A                       102,903        $      2.40      $    246,967
Warrant B                        99,906        $      2.47      $    246,967
Warrant C                        96,941        $      2.55      $    246,967
Warrant D                        94,012        $      2.63      $    246,969
Warrant E                        91,121        $      2.71      $    246,964
Warrant F                        88,271        $      2.80      $    246,963
Warrant G                       313,219        $      2.89      $    905,108
Warrant H                       334,584        $      2.99      $    999,134
Warrant I                       354,057        $      3.09      $  1,093,151
Warrant J                       371,702        $      3.19      $  1,187,180
Warrant K                       387,586        $      3.31      $  1,281,204
Warrant L                       401,774        $      3.42      $  1,375,234
Warrant M                       414,352        $      3.55      $  1,469,291
Warrant N                       425,327        $      3.68      $  1,563,203
----------------------------------------------------------------------------
Total                          3,575,754                        $ 11,355,305

Table 3 - Pro Forma Share Structure
                                                         Pro Forma Common Shares                 Pro Forma Common Shares
                                                  at Completion of Reverse Split                at the Full Release Date
                                                 -----------------------------------------------------------------------
Month                                              Common Shares      Percentage      Common Shares           Percentage
------------------------------------------------------------------------------------------------------------------------
Public Float                                          5,000,000           20.00%          5,000,000                6.67%
Management                                (1)        20,000,000           80.00%         33,957,207               51.00%
Copperbottom Investments, Ltd.            (2)               -              0.00%          4,655,479                6.99%
Absentia Holdings, Ltd.                   (2)               -              0.00%          4,655,479               6. 99%
Britannia Securities International, Ltd.  (2)               -              0.00%          4,655,479               6. 99%
Agri-Technologies International, Ltd.     (2)               -              0.00%          4,655,479               6. 99%
On Time Investments, Ltd.                 (2)               -              0.00%          4,655,479               6. 99%
RND Company, Ltd.                         (2)               -              0.00%          1,449,385                2.18%
Sequence Investments, Ltd.                (2)               -              0.00%          1,449,385                2.18%
Rooftop Holdings, Ltd.                    (2)               -              0.00%          1,449,385                2.18%
------------------------------------------------------------------------------------------------------------------------
Total                                                 25,000,000         100.00%         66,582,759              100.00%

(1) The shares of Common Stock initially held by Management are subject to the conditions noted above, and are subject to upward modification to maintain the 51% Minimum Ownership requirement, and downward modification to 30% in the event that the Performance Hurdle is not met. Viridis and Corn 2.0, LLC collectively hold 637,500 shares of Company Series D Preferred Stock, which shares are convertible at all times into 51% of the outstanding Common Stock (when taken with each holder's then-current Common Stock holdings) until the Full Release Date. An additional 302,103 shares of Series D Preferred Stock are beneficially owned by Viridis and are subject to the Restrictions Applicable to Management noted above.

(2) The shares of common stock shown for the Junior Investors are estimated based on the assumed conversion of the Series E Shares at the Fixed Prices shown in Table 1 above, which prices were established based on the assumption that the Company successfully achieves a weighted average Target Price of $5.49 (the "WA Price") between the initial payment of the Junior Purchase Price and the Full Release Date. This WA Price corresponds to a Company market capitalization of about $365,539,000 at the Performance Hurdle. The shares of Common Stock issuable to the Junior Investors (and the five Senior Investors) upon Conversion of the Series E Shares shall be subject to upward modification in the event that the Company fails to achieve the Target Prices set forth in Table 1 above. Any such increase would be offset by downward modification given the operation of the 51% Management Minimum Ownership requirement if the Performance Hurdle is not met.


Item 9.01         Financial Statements and Exhibits

Exhibits

10-a Unit  Subscription   Agreement  dated  October  30,  2009  among  EcoSystem
     Corporation, RND Company, Ltd., Rooftop Holdings, Ltd., and Sequence Investments, Ltd.- to be filed by amendment

10-b Account   Management   Agreement   dated  July  24,  2009  among  EcoSystem
     Corporation, RND Company, Ltd., Rooftop Holdings, Ltd., Sequence Investments, Ltd., Viridis Capital, LLC, and Elco Securities, Ltd. - to be filed by amendment



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 13, 2009                   ECOSYSTEM CORPORATION

                                            By: /s/ Kevin Kreisler
                                            ------------------------
                                                    Kevin Kreisler
                                                    Chairman